Exhibit 4.2

CRH AMERICA FINANCE, INC.,

Issuer

CRH PLC,

Guarantor

TO

THE BANK OF NEW YORK MELLON

Trustee

INDENTURE

Dated as of •

Guaranteed Debt Securities

CRH AMERICA FINANCE, INC.

CRH plc

Certain Sections of this Indenture relating to

Sections 310 through 318, inclusive, of the

Trust Indenture Act of 1939:

Trust Indenture Act Section	Indenture Section
§ 310(a)(l)	609
(a)(2)	609
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	608
610
§ 311(a)	613
(b)	613
§ 312(a)	701
702
(b)	702
(c)	702
§ 313(a)	703
(b)	703
(c)	703
(d)	703
§ 314(a)	704
(a)(4)	101
1005
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
§ 315(a)	601
(b)	602
(c)	601
(d)	601
(e)	514
§ 316(a)	101
(a)(1)(A)	502
512
(a)(1)(B)	513
(a)(2)	Not Applicable

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

(b)	508
(c)	104
§ 317(a)(l)	503
(a)(2)	504
(b)	1003
§ 318(a)	107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Order	5
Original Issue Discount Security	5
Outstanding	6
Paying Agent	6
Person	7
Place of Payment	7
Predecessor Security	7
Property	7
Redemption Date	7
Redemption Price	7
Regular Record Date	7
Responsible Officer	7
Securities	7
Securities Act	7
Security Register and Security Registrar	7
Special Record Date	7
Stated Maturity	8
Subsidiary	8
Trust Indenture Act	8
Trustee	8
United States	8
U.S. Government Obligation	8
Section 102. Compliance Certificates and Opinions	8
Section 103. Form of Documents Delivered to Trustee	9
Section 104. Acts of Holders; Record Dates	9
Section 105. Notices, Etc., to Trustee, Issuer and Guarantor	11
Section 106. Notice to Holders; Waiver	12
Section 107. Language of Notices, Etc.	13
Section 108. Conflict with Trust Indenture Act	13
Section 109. Effect of Headings and Table of Contents	13
Section 110. Successors and Assigns	13
Section 111. Separability Clause	13
Section 112. Benefits of Indenture	13
Section 113. Governing Law and Waiver of Trial by Jury	13
Section 114. Saturday, Sundays and Legal Holidays	14
Section 115. Submission to Jurisdiction; Appointment of Agent for Service of Process	14

ARTICLE TWO

SECURITY AND GUARANTEE FORMS
Section 201. Forms Generally	15
Section 202. Form of Face of Security	16
Section 203. Form of Reverse of Security	18
Section 204. Form of Legend for Global Securities	23
Section 205. Form of Trustee’s Certificate of Authentication	23
Section 206. Guarantee by Guarantor; Form of Guarantee	24

Section 905.	Conformity with Trust Indenture Act	66
Section 906.	Reference in Securities to Supplemental Indentures	66

ARTICLE TEN

COVENANTS

Section 1001.	Payment of Principal, Premium and Interest	67
Section 1002.	Maintenance of Office or Agency	67
Section 1003.	Money for Securities Payments to Be Held in Trust	68
Section 1004.	Additional Amounts	69
Section 1005.	Statement by Officers as to Default	71
Section 1006.	Existence	71
Section 1007.	Payment of Taxes and Other Claims	71
Section 1008.	Limitation on Liens	71
Section 1009.	Limitation on Sale and Lease-Back Transactions	74
Section 1010.	Waiver of Certain Covenants	75

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101.	Applicability of Article	76
Section 1102.	Election to Redeem; Notice to Trustee	76
Section 1103.	Selection of Securities to Be Redeemed	76
Section 1104.	Notice of Redemption	77
Section 1105.	Deposit of Redemption Price	77
Section 1106.	Securities Payable on Redemption Date	78
Section 1107.	Securities Redeemed in Part	78
Section 1108.	Optional Redemption Due to Changes in Tax Treatment	78

ARTICLE TWELVE

SINKING FUNDS

Section 1201.	Applicability of Article	80
Section 1202.	Satisfaction of Sinking Fund Payments with Securities	80
Section 1203.	Redemption of Securities for Sinking Fund	80

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.	Option of Issuer or Guarantor to Effect Defeasance or Covenant Defeasance	81
Section 1302.	Defeasance and Discharge	81
Section 1303.	Covenant Defeasance	81
Section 1304.	Conditions to Defeasance or Covenant Defeasance	82

Section 1305.	Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions	83
Section 1306.	Reinstatement	84
SIGNATURES		85

INDENTURE, dated as of • , among CRH America Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Issuer”), having its principal office at 900 Ashwood Parkway, Suite 600, Atlanta, Georgia 30338, United States, CRH plc, a public limited company duly organized and existing under the laws of Ireland (the “Guarantor”), having its principal office at Stonemason’s Way, Rathfarnham, Dublin 16, D16 KH51, Ireland, and The Bank of New York Mellon, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the “Trustee”).

RECITALS

The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees by it with respect to the Securities as set forth in this Indenture.

All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation and as applied by the Guarantor; and

(4) Unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and

(5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

“Authorized Person” means any person authorized to act on behalf of the Issuer in an action in writing by the member of the Issuer delivered to the Trustee; any certificate or other document to be executed and delivered by an “officer” of the Issuer may be executed and delivered by an Authorized Person on behalf of the Issuer.

“Board of Directors”, when used with reference to the Issuer or the Guarantor, means the board of directors of the Issuer or the Guarantor, as the case may be, or any committee of such board of the Issuer or the Guarantor, as the case may be, duly authorized to act for such board hereunder.

“Board Resolution”, when used with reference to the Issuer or the Guarantor, means a copy of a resolution certified by any member of the Board of Directors or the Secretary or the Assistant Secretary or any person duly appointed by the Board of Directors to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and in each case delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment or conversion or any other particular location referred to in the Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or in New York City are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Consolidated Shareholders’ Funds” shall mean, as of any date, an amount, without duplication, equal to the aggregate of:

(i) the amount of the capital of the Guarantor for the time being issued, paid up or credited as paid up, plus

(ii) the amount standing to the credit of the consolidated capital and revenue reserves, capital grants, deferred taxation and minority shareholders’ interests of the Guarantor but deducting the amount of repayable government grants, minus

(iii) any revaluation upwards after the end of the Guarantor’s latest fiscal year preceding the issuance of a particular series of Securities of plant and machinery,

all as determined in accordance with United States generally accepted accounting principles as used in the Guarantor’s audited financial statements for the latest fiscal year preceding the issuance of a particular series of Securities.

“Corporate Trust Office” means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 240 Greenwich Street, Floor 7E, New York, New York 10286, United States, or such other address as the Trustee may designate from time to time by notice to the Holders, the Issuer and the Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders, the Issuer and the Guarantor).

“Corporation” means a corporation, association, company, joint-stock company or business trust.

“Covenant Defeasance” has the meaning specified in Section 1303.

“Defaulted Interest” has the meaning specified in Section 307.

“Defeasance” has the meaning specified in Section 1302.

“Depositary” means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

“ECGD” means the Export Credits Guarantee Department of the British Government.

“Electronic Means” has the meaning specified in Section 105.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 104.

“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

“Guarantees” means any Guarantees of the Guarantor endorsed on Securities authenticated and delivered pursuant to this Indenture and shall include the form of a Guarantee set forth in Section 206.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity or an installment of interest on such Security.

“Investment Company Act” means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Issuer” means the Person named as “Issuer” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person. Issuer shall also mean any new issuer of Securities under this Indenture as contemplated by Section 901(1).

“Lien” means any mortgage, lien, pledge, security, interest or other encumbrance.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Sections 501(4) and 501(7).

“Officer’s Certificate” means a certificate signed by the Chairman of the Board (if an officer of the Issuer or the Guarantor, as the case may be), the President or a Vice President, the Treasurer or an Assistant Treasurer, any director or the Secretary or the Assistant Secretary or any person duly appointed in a Board Resolution of the Issuer or the Guarantor, as the case may be, in each case delivered to the Trustee. The officer signing an Officer’s Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Issuer or the Guarantor, as the case may be.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor, or other counsel acceptable to the Trustee.

“Order” means a written request or order signed in the name of the Issuer or the Guarantor by the Chairman of the Board (if an officer of the Issuer or the Guarantor, as the case may be), the President or a Vice President, the Treasurer or an Assistant Treasurer, any director or the Secretary or the Assistant Secretary or any person duly appointed by the Board of Directors of the Issuer or the Guarantor, as the case may be, in each case delivered to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer (if the Issuer or the Guarantor shall act as its own or their own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii) Securities as to which Defeasance has been effected pursuant to Section 1302; and

(iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (as defined in Article 8 of the Uniform Commercial Code) in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, as of any date, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Maturity thereof pursuant to Section 502, (ii) if, as of such date, the principal amount payable at Stated Maturity of any Security is not determinable the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (iii) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed Outstanding, as of such date, shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 of the principal amount (or, in the case of a Security described in (i) and (ii) above, of the amount determined as provided, as applicable, in these clauses) of such Security, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or of such other obligor.

“Paying Agent” means any Person authorized by the Issuer to pay the principal of or any premium or interest on any Securities on its behalf.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Property” of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person under United States or Irish generally accepted accounting principles, as appropriate.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“Responsible Officer”, when used with respect to the Trustee, means any officer within the corporation trust department of the Trustee having direct responsibility for the administration of this Indenture including the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation in respect of which more than 50% of the outstanding voting stock is at the time directly or indirectly owned or controlled by the Guarantor or by one or more of its Subsidiaries, or by the Guarantor and one or more Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the selection of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trust Indenture Act” means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“United States” or “U.S.” means the United States of America (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

“U.S. Government Obligation” has the meaning specified in Section 1304.

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an officer of the Issuer or the Guarantor, as applicable, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1005) shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Issuer or the Guarantor, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer and the Guarantor, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The Issuer and the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Issuer and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Issuer or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer and the Guarantor, at their own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Issuer and the Guarantor, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party or parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date and, if an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party or parties hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

(d) The ownership of Securities shall be proved by the Security Register. The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee, Issuer and Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (or sent by Electronic Means and confirmed in writing) to or with the Trustee at its Corporate Trust Office, Attention: Institutional Trust Services, or

(2) the Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed (or sent by Electronic Means and confirmed in writing), in the case of the Issuer, international air mail postage prepaid and addressed to its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee or such Holder by the Issuer for such purpose and, in the case of the Guarantor, international air mail postage prepaid and addressed to its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee or such Holder by the Guarantor for such purpose.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, Portable Document Format (PDF) or other similar unsecured electronic methods (“Electronic Means”) by Authorized Persons, provided, however, that the Trustee shall have received from the Issuer an incumbency certificate listing such Authorized Persons and containing the titles and specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Issuer elects to give the Trustee instructions using Electronic Means and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Issuer understands and agrees that the Trustee cannot determine the identity of the actual sender of such instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Person listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Person. The Issuer shall be responsible for ensuring that only Authorized Persons transmit such Instructions to the Trustee and that the Issuer and all Authorized Persons are solely responsible for safeguarding the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuer. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding a conflict or inconsistency between such instructions and a subsequent written instruction. The Issuer agrees: (i) to assume all risks arising out of the use of Electronic Means to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception or misuse by third parties; (ii) that it is fully informed of the risks associated with the use of Electronic Means to transmit instructions to the Trustee; and (iii) to notify the Trustee immediately upon learning of any unauthorized use of the security procedures.

Section 106. Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice;

In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107. Language of Notices, Etc.

Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 108. Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 109. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110. Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

Section 111. Separability Clause.

In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112. Benefits of Indenture.

Nothing in this Indenture, the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113. Governing Law and Waiver of Trial by Jury.

This Indenture and the Securities and the Guarantees shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws.

Each of the Issuer, the Guarantor, the Trustee and each Holder of a Security by its acceptance thereof hereby irrevocably waives to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby or thereby.

Section 114. Saturday, Sundays and Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which Holders have the right to convert their Securities shall not be a Business Day at any Place of Payment or conversion, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion need not be made at such Place of Payment or conversion on such date, but may be made on the next succeeding Business Day at such Place of Payment or conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion.

Section 115. Submission to Jurisdiction; Appointment of Agent for Service of Process.

By the execution and delivery of this Indenture, the Guarantor hereby appoints CT Corporation System, 28 Liberty Street, New York, New York 10005, United States, as its agent upon which process may be served in any legal action or proceeding by the Trustee or by any Holder arising out of or relating to the Securities, the Guarantees or this Indenture (but for that purpose only), which may be instituted in any Federal or State court in the Borough of Manhattan, the City of New York, and the Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding. Service of process upon such agent at the address set forth above, as such address may be changed within the Borough of Manhattan, the City of New York, by written notice given by such agent to the Trustee, together with written notice of such service mailed or delivered to the Guarantor addressed as provided by Section 105, shall be deemed in every respect effective service of process upon the Guarantor in any such legal action or proceeding. The Guarantor reserves the right to appoint another Person selected in its discretion and located or with an office in the Borough of Manhattan, the City of New York, as a successor agent, and upon acceptance of such appointment by such a successor, the appointment of the prior agent shall terminate. The Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor in full force and effect until this Indenture has been satisfied or discharged in accordance with Article Four and Article Thirteen hereof.

ARTICLE TWO

SECURITY AND GUARANTEE FORMS

Section 201. Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Issuer or in one or more indentures supplemental hereto, pursuant to Section 301 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by any member of the Board of Directors or the Secretary or the Assistant Secretary of the Issuer delivered to the Trustee at or prior to the delivery of the Order contemplated by Section 303 for the authentication and delivery of such Securities.

The Guarantees by the Guarantor to be endorsed on the Securities of each series shall be in substantially the form set forth in Section 206, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor, or in one or more indentures supplemental hereto, pursuant to Section 301 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the directors or officers delivering such Guarantees, all as evidenced by such delivery.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

CRH AMERICA FINANCE, INC.

[Title of Security]

Payment of Principal[, Premium, if any,]

and Interest, Fully and Unconditionally Guaranteed by

CRH PLC

No. ________________	$	________________

CRH America Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________________ ________________, or registered assigns, the principal sum of ___________________________ on __________________________________________________ [if the Security is to bear interest prior to Maturity, insert—, and to pay interest thereon from ____________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________________ and ____________________ in each year] [annually in arrears on ____________________ in each year], commencing ____________________, at the rate of ___ % per annum, until the principal hereof is paid or made available for payment [if applicable, insert —, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ [or _______________] (whether or not a Business Day)[, as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert — The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security and any overdue premium shall bear interest at the rate of ___ % per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.] [The Trustee shall act as Paying Agent with respect to the Securities of this series.]

Payment of the principal of [(and premium, if any)] [if applicable, insert — and any such interest on] this Security will be made at the office or agency of the Issuer maintained for that purpose in ____________________, in [such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [If Security is not denominated and payable in United States dollars insert currency and method of payment] [if applicable, insert —; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

CRH AMERICA FINANCE, INC.

By:
Name:
Title:

Section 203. Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of ____________________ (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, CRH plc, a public limited company duly organized and existing under the laws of Ireland (the “Guarantor”, which term includes any successor Person under the Indenture referred to herein), and The Bank of New York Mellon, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [limited in aggregate principal amount to U.S.$_______________].

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 10 days’ notice, [if applicable, insert — (1) on _______________ in any year commencing with the year ________ and ending with the year _______ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and (2)] at any time [if applicable, insert— on or after _____________, _____], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed [if applicable, insert— on or before ________________, ____%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to ____ % of the principal amount, together in the case of any such redemption [if applicable, insert — (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 10 days’ notice, (1) on _______________ in any year commencing with the year ____ and ending with the year ____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert — on or after _______________, ____], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: if redeemed during the 12-month period beginning _______________ of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to ____ % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — Notwithstanding the foregoing, the Issuer may not, prior to _____________________, redeem any Securities of this series as contemplated by [if applicable, insert — Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than ____ % per annum.]

[If applicable, insert — The sinking fund for this series provides for the redemption on ______ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert — not less than U.S.$ ______ (“mandatory sinking fund”) and not more than] U.S.$_________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert — mandatory] sinking fund payments may be credited against subsequent [if applicable, insert — mandatory] sinking fund payments otherwise required to be made [If applicable, insert — in the inverse order in which they become due].]

[If applicable, insert — The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption [if the Security is an Original Issue Discount Security, insert formula for determining amount]. If as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated (or in the case of a successor Person to the Guarantor, of the jurisdiction in which such successor Person is organized or resident for tax purposes or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after ________ (or, in the case of a successor Person to the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) (i) the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the

Securities or the Guarantees, respectively, on the next succeeding Interest Payment Date as set forth below or in the Guarantees endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or such Subsidiary.]

[If applicable, insert — The Securities may also be redeemed in whole but not in part upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption [if the Security is an Original Issue Discount Security, insert formula for determining amount], if the Person formed by a consolidation of the Guarantor or into which the Guarantor is merged or to which the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

[If applicable, insert — The Redemption Price of the Securities shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

If Redemption During the 12-Month Period Commencing	Redemption Price

together with, in each case (except if the Redemption Date shall be a _____________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding _____________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _____________ following the Redemption Date (or, in the case of a Redemption Date after _____________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _____________ preceding the Redemption Date to and including the next succeeding _____________. The Issuer will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional amounts (as set forth [on the face hereof or] in the Guarantees endorsed hereon) resulting from the payment of such Redemption Price.]

[If applicable, insert — The Redemption Price of the Securities either in the event of certain changes in the tax treatment or in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

[If applicable, insert — Notice of redemption will be sent to Holders of Securities, not less than 10 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert — The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [in each case] upon compliance with certain conditions set forth in the Indenture.]

[If applicable, insert — Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after ____________, to convert this Security into [Describe Securities and conversion mechanics].]

[If applicable, insert — In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to — insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer’s obligations in respect of the payment of the principal of and premium, if any, and interest, if any, on the Securities of this series shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series shall have any right to institute any proceeding with respect to the Indenture, the Guarantees endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein [if applicable, insert — or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security in accordance with the Indenture].

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of [ ]_________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

[Insert Form of Guarantee]

Section 204. Form of Legend for Global Securities.

Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO. AS THE NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”). UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO CRH AMERICA FINANCE, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Section 205. Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
As Trustee

By:
Authorized Officer

Section 206. Guarantee by Guarantor; Form of Guarantee.

The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security (other than any direct or indirect Subsidiary of the Guarantor) of each series authenticated and delivered by the Trustee and with the Trustee on behalf of such Holder (other than any direct or indirect Subsidiary of the Guarantor), to be unconditionally bound by the terms and provisions of the Guarantee set forth below or established pursuant to Section 201 and authorizes the Issuer, in the name and on behalf of the Guarantor, to confirm such Guarantee to the Holder (other than any direct or indirect Subsidiary of the Guarantor) of each such Security by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee; provided, however, that if a series of Securities are to be initially offered and sold to a direct or indirect Subsidiary of the Guarantor, the Officer’s Certificate delivered in respect of such series pursuant to Section 301 may state that the Securities of such series are not entitled to the benefit of such Guarantee and such Guarantee shall not be endorsed thereon; provided, further, if such a Subsidiary (or another direct or indirect Subsidiary of the Guarantor) offers for resale (other than to another direct or indirect Subsidiary of the Guarantor) any such Security acquired directly or indirectly from the Issuer under this Indenture, the Guarantor, acknowledging good and valuable consideration in connection with such a resale, by its execution of this Indenture, further agrees with each Holder of any such Security of each series authenticated and delivered by the Trustee and with the Trustee on behalf of each such Holder to be unconditionally bound by the terms and provisions of the Guarantee set forth below or established pursuant to Section 201 and will authorize the Issuer, pursuant to an additional Officer’s Certificate in the name and on behalf of the Guarantor, to confirm such Guarantee to the Holder of each such Security at any time after its initial execution and delivery to a direct or indirect Subsidiary of the Guarantor. When delivered pursuant to the provisions of Section 303 hereof, Guarantees so set forth on the Securities (either at the time of original issuance or at the time of resale by a direct or indirect Subsidiary of the Guarantor) shall bind the Guarantor notwithstanding the fact that the Guarantees do not bear the signature of the Guarantor.

Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

GUARANTEE

For value received, CRH plc, a public limited company duly organized and existing under the laws of Ireland, having its principal office at Stonemason’s Way, Rathfarnham, Dublin 16, D16 KH51, Ireland (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security (including any additional amounts payable pursuant to Section 1004 of the Indenture in respect thereof) and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable (subject to any period of grace provided with respect thereto), whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of CRH America Finance, Inc., (the “Issuer”, which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

[If not applicable delete — The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of any jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, and unless otherwise specified in any Board Resolution of the Issuer or Guarantor establishing the terms of a series of Securities in accordance with Section 301, then the Guarantor will pay to the Holder of a Security such additional amounts of interest as may be necessary in order that the net amounts paid to a Holder of such Security who, with respect to any such tax, assessment, or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment, or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(f) any withholding or deduction imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended from time to time, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (or any law implementing such an intergovernmental agreement), or

(g) any combination of items (a), (b), (c), (d), (e) or (f);

nor shall additional amounts be paid with respect to any payment of the principal of, premium, if any, or interest on any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of the Security.

The Guarantor will use its commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any taxes so deducted or withheld from each taxing authority imposing such taxes. The Guarantor will, upon request, make available to the holders of the Securities certified copies of tax receipts evidencing such payment by the Guarantor or if the same are not obtainable, other evidence of such payment by the Guarantor.]

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full and unconditional, and without limiting the generality of the foregoing, shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

The Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

CRH PLC

By:
Name:
Title:

ARTICLE THREE

THE SECURITIES AND GUARANTEES

Section 301. Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. The Issuer may, without the consent of the Holders, reopen any series of Securities and issue additional Securities of each issued series having the same ranking and the same rate of interest, maturity and other terms as the issued series. There shall be established in or pursuant to a Board Resolution of the Issuer and the Guarantor, as appropriate, and, subject to Section 303, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal of any Securities of the series is payable;

(5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

(6) the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on any Securities of the series shall be payable, any Securities of the series may be surrendered for registration, transfer, exchange or conversion and notices and demands to or upon the Issuer or the Guarantor in respect of the Securities of the series and this Indenture may be served;

(7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Issuer or the Guarantor (including the period referred to in Section 1108) and, if other than by a Board Resolution, the manner in which any election by the Issuer to redeem the Securities shall be evidenced;

(8) other than with respect to any redemption of Securities pursuant to Section 1108, the obligation, if any, of the Issuer to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9) the terms and conditions for conversion or exchange of Securities into preference shares of the Guarantor (including, if applicable, the rights, preferences and privileges of such preference shares) or ordinary shares of the Guarantor and the terms of any additional redemption rights of the Issuer relating to such terms and conditions for conversion or exchange;

(10) the terms of the guarantees by the Guarantor of conversion of the Securities of the series into securities of the Guarantor;

(11) if the Securities of the series shall be issuable in other than denominations of $1,000 and any integral multiple thereof;

(12) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 101;

(13) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, or pursuant to a formula, the manner in which such amounts shall be determined;

(14) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Issuer, the Guarantor or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(15) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(16) if additional amounts pursuant to Section 1004 will be payable by the Guarantor;

(17) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any other purpose hereunder or thereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(18) if the Issuer may from time to time without the consent of the Holders create and issue additional Securities of each issued series having the same terms and conditions in all respects (or in all respects except for the issue date, the first payment of interest thereon and/or issue price) as the issued series, so that such further issue shall be consolidated and form a single series with the Outstanding Securities of any series or upon such terms as the Issuer may determine at the time of their issue;

(19) the forms of the Securities of the series and the Guarantees to be endorsed thereon;

(20) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Issuer to defease such Securities shall be evidenced;

(21) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and, if different from those set forth in Clause (2) of the last paragraph of Section 305, any circumstances in which the Security may be registered in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

(22) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

(23) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

(24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto.

If any of the terms of the series or the guarantees thereof are established by action taken pursuant to a Board Resolution of the Issuer or the Guarantor, a copy of an appropriate record of such action shall be certified by any director, the Secretary or any person appointed by the Board of Directors of the Issuer or the Guarantor, as the case may be, each delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series or the guarantees thereof.

Section 302. Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified, as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Issuer by any Authorized Person of the Issuer. The signature of any such Authorized Person may be manual or facsimile.

Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers or Authorized Persons of the Issuer or the Guarantor, as the case may be, shall bind the Issuer or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer and if applicable, having endorsed thereon Guarantees of the Guarantor to the Trustee for authentication, together with an Order for the authentication and delivery of such Securities and, if applicable, an Order from the Guarantor approving the delivery of the Guarantees endorsed thereon, and the Trustee in accordance with such Order shall authenticate and deliver such Securities having such Guarantees endorsed thereon.

If the forms or terms of the Securities of the series and the Guarantees have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and Guarantees, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

(a) that such forms or terms have been established in conformity with the provisions of this Indenture; and

(b) that such Securities, and if applicable, Guarantees, when authenticated and delivered by the Trustee and issued by the Issuer and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer and the Guarantor enforceable in accordance with their terms, subject to such exceptions as such counsel shall specify.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with appropriate modifications) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the subsequent issuance of such Securities of such series.

Each Security shall be dated the date of its authentication.

No Security, or any Guarantee affixed thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or electronic signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and any Guarantee affixed thereto has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor; provided however, that a Guarantee shall not be deemed delivered if pursuant to Section 301 the Security is originally issued without a Guarantee; if the Guarantee is thereafter attached pursuant to an Order of the Guarantor, then, the Guarantee shall be deemed delivered. The Trustee in accordance with the Orders shall deliver such Securities and Guarantee.

Section 304. Temporary Securities.

Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and, if applicable, having endorsed thereon Guarantees of the Guarantor substantially of the tenor of definitive Guarantees in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon the Guarantees of the Guarantor. Until so exchanged, the temporary securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange.

The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of any series at the office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee of the Guarantor.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities and the Guarantees endorsed thereon shall be the valid obligations of the Issuer and the Guarantor, evidencing the same debt and Guarantees, and entitled to the same benefits under this Indenture, as the Securities and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Issuer and the Guarantor that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, and in either the case of (i) or (ii), a successor Depositary is not appointed by the Company within 90 days; (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such other circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

(3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Issuer, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor or the Trustee that such Security has been acquired by a protected purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, and, if applicable, having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Issuer and, if applicable, the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Issuer, may be paid by check mailed to the address of the Person as it appears in the Security Register. Interest on a Global Security will be paid to the holder thereof by wire transfer of same-day funds.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Issuer or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Issuer or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer and the Guarantor of such Special Record Date and, in the name and at the expense of the Issuer or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Issuer or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by an Order.

Section 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

The Issuer in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Trustee, in writing, of any changes in CUSIP numbers.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon Order of the Issuer cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for, and the obligation of the Guarantor to pay any additional amounts as provided in Section 1004) and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1) either

(A) all Securities theretofore authenticated other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor and thereafter repaid to the Issuer or the Guarantor, as the case may be, or discharged from trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal amount of and any premium and interest payable on such Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer; and

(3) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust (without liability for interest or investment) and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Article Thirteen of this Indenture.

ARTICLE FIVE

REMEDIES

Section 501. Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series of the Issuer, means any one of the following events with respect to the Issuer or the Guarantor (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest or payment of any additional amounts upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity and (if so established as contemplated by Section 301 in respect of that series), in the case of technical difficulties (as certified to the Trustee in an Officer’s Certificate delivered on such date of Maturity) only if such default persists for a period of more than one day; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for a period of 30 days or, if longer, beyond any period of grace provided with respect thereto; or

(4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in this Indenture with respect to the Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified international air mail to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable United States Federal or State or Irish, as the case may be, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Guarantor under any applicable United States Federal or State or Irish, as the case may be, law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(6) the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable United States Federal or State or Irish, as the case may be, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable United States Federal or State or Irish, as the case may be, liquidation, bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable United States Federal or State or Irish, as the case may be, law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor in furtherance of any such action; or

(7) default in the conversion of any convertible Securities of that series in accordance herewith, and continuance of such default for a period of 90 days after there has been given, by registered or certified mail to the Issuer and by registered or certified international air mail to the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(8) any other Event of Default established as contemplated by Section 301 with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount and any other amounts, including accrued interest, payable to the Holders to the extent such amounts are permitted by law to be paid (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any interest accrued thereon shall become immediately due and payable on the date the written declaration is received. If an Event of Default specified in Section 501(5) or 501(6) with respect to Securities of any series at the time outstanding hereof occurs, the principal amount of all the Securities of that series and any interest accrued thereon (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

(1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest accrued thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Issuer covenants that if

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (and, in the case of technical difficulties only if the delay persists for a period of more than one day), the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under Section 607.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Issuer, the Guarantor or any other obligor upon the Securities of a series and to the property of the Issuer, the Guarantor or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due to the Trustee under Section 607;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

THIRD: To the payment of the balance, if any, to the Issuer, the Guarantor, or any other Person or Persons legally entitled thereto.

Section 507. Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees, the Securities or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders of Securities.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture, and

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series of the Issuer and its consequences, except a default

(1) in the payment of the principal of or any premium or interest on any Security of such series of the Issuer, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Usury, Stay or Extension Laws.

Each of the Issuer and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to such Securities, no such notice to such Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

Subject to the provisions of Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, whether such paper or document be delivered in original or by Electronic Means;

(b) any request or direction of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Order of the Issuer or the Guarantor, as the case may be, or any resolution of the Board of Directors of the Issuer or the Guarantor may be sufficiently evidenced by a copy of such Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantor, personally or by agent or attorney, provided that the Trustee shall not be entitled to such information which either the Issuer or the Guarantor is prevented from disclosing as a matter of law or contract;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, provided, that, subject to Section 601 and this Section 603, no provision of this Indenture shall be construed to relieve the Trustee for liability for its own negligent action, its own negligent failure to act or its own willful misconduct;

(i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof or unless written notice of any event which is in fact such a default shall have been received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this indenture;

(j) the Trustee’s immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee’s officers, directors, agents, attorneys and employees;

(k) the Trustee may request that the Issuer deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(l) in no event shall the Trustee be liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(m) the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(n) the Trustee shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, terrorist attack or other disasters; and

(o) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

Section 604. Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture of the Securities or of the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of the Securities or the proceeds thereof.

Section 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of any of the Issuer or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed in writing with and for the exclusive benefit of the Issuer or the Guarantor, as the case may be.

Section 607. Compensation and Reimbursement.

Each of the Issuer and the Guarantor agrees:

(1) to pay to the Trustee from time to time such reasonable compensation as shall be agreed from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, bad faith or willful misconduct; and

(3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense may be attributable to its negligence, bad faith or willful misconduct.

As security for the performance of the obligations of the Issuer and the Guarantor under this Section 607, the Trustee shall have a lien prior to the Outstanding Securities of any series upon all property and funds held or collected by the Trustee as such, except property or funds held in trust for the benefit of the Holders of any such Outstanding Securities. “Trustee” for purposes hereof includes any predecessor trustee, but the negligence, bad faith or willful misconduct of any trustee shall not affect the rights of any other trustee hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 608. Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. For this purpose the Trustee shall not be deemed to have a conflicting interest by reason of being Trustee under this Indenture with respect to Securities of any series and Trustee for the Securities of more than one series.

Section 609. Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series of the Issuer which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture

Act to act as such and has a combined capital and surplus of at least U.S.$50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b) The Trustee may resign at any time with respect to the Securities of one or more series of the Issuer by giving not less than 90 days prior written notice thereof to the Issuer and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Issuer petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Issuer and the Guarantor.

(d) If at any time:

(1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or the Guarantor or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series of the Issuer, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of such series and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each of the Issuer, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of the Issuer, the Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series of the Issuer shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against the Issuer or the Guarantor.

If and when the Trustee shall be or become a creditor of the Issuer or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act, but only to the extent therein specified, regarding the collection of claims against the Issuer or the Guarantor (or any such other obligor). For purposes of Section 311(b)(4) and (6) of such Act, the following terms shall mean:

(a) “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

(b) “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer or the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614. Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantor and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
As Trustee

By
As Authenticating Agent

By
Authorized Officer

If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Issuer in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect of such series of Securities.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE, ISSUER AND THE GUARANTOR

Section 701. The Issuer and the Guarantor to Furnish Trustee Names and Addresses of Holders.

Each of the Issuer and the Guarantor will furnish or cause to be furnished to the Trustee:

(a) semi-annually, not later than 15 days after each Regular Record Date in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Issuer or the Guarantor, or any of the Issuer’s Paying Agents other than the Trustee, as to the names and addresses of the Holders of the Issuer as of such Regular Record Date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is serving as Security Registrar.

Section 702. Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor, the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or other applicable law.

Section 703. Reports by the Trustee.

(a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports shall be dated as of May 15 of each year and shall be transmitted no later than 60 days following each May 15 following the date of this Indenture.

(b) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission (when required by applicable law) and with the Issuer and the Guarantor. The Issuer will notify the Trustee reasonably promptly when any Securities are listed on any stock exchange.

Section 704. Reports by the Issuer and the Guarantor.

Each of the Issuer and the Guarantor shall file with the Trustee and the Commission (when required by applicable law), and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

Delivery of these reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Issuer’s or Guarantor’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall not have any responsibility to determine whether such posting of reports with the Commission has occurred.

Section 705. Calculation of Original Issue Discount.

If applicable, the Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. The Issuer or the Guarantor May Consolidate, Etc., Only on Certain Terms.

Neither the Issuer nor the Guarantor shall consolidate with or merge (which term shall include, for the avoidance of doubt, a scheme of arrangement) into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Issuer nor the Guarantor shall permit any Person to consolidate with or merge into the Issuer or the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer or the Guarantor, unless:

(1) (i) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership or trust, shall be duly organized and validly existing, under the laws of the United States, any State thereof, or the District of Columbia and (ii) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety, shall be a corporation, partnership or trust, shall be duly organized and validly existing, under the laws of the applicable jurisdiction and such Person in either case (i) or (ii) above shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all additional amounts, if any, payable pursuant to Section 1004 and subsection (3) below) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Issuer to be performed or observed, and, in the case of the Guarantor, the due and punctual performance of the Guarantees (including all additional amounts, if any, payable pursuant to Section 1004 and subsection (3) below) and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or the Guarantor as a result of such transaction as having been incurred by the Issuer or the Guarantor at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(3) the Person formed by such consolidation or into which the Guarantor is merged or to whom the Guarantor has conveyed, transferred or leased its properties or assets (if such Person is organized and validly existing under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia, or the Republic of Ireland) agrees to indemnify the Holder of each Security against (a) any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease; and (b) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease;

(4) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Issuer, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

(5) the Issuer or the Guarantor, as the case may be, has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Substituted.

Upon any consolidation of the Issuer or the Guarantor with, or merger of the Issuer or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Issuer or the Guarantor herein, as the case may be, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 803. Assumption by Guarantor or Subsidiary of Issuer’s Obligations.

The Guarantor or any Subsidiary of the Guarantor may assume the obligations of the Issuer (or any Person which shall have previously assumed the obligations of the Issuer) for the due and punctual payment of the principal of (and premium, if any), interest on and any other payments with respect to the Securities, for the due and punctual conversion of the Securities in accordance with this Indenture and for the performance of every covenant of this Indenture and the Securities on the part of the Issuer to be performed or observed, provided that:

(1) the Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumes such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to such Subsidiary’s obligations under the Securities and this Indenture, as modified by such supplemental indenture;

(2) the Guarantor or such Subsidiary, as the case may be, shall agree in such supplemental indenture, to the extent provided in the Securities and subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor or such Subsidiary is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor or such Subsidiary, as the case may be, to a Holder, who, with respect to any such taxes, assessments or other governmental charges, is not resident in such jurisdiction, the Guarantor or such Subsidiary, as the case may be, will pay to the Holder of a Security such additional amounts of interest as may be necessary in order that the net amounts paid to the Holder of such Security, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor or Subsidiary, as the case may be, shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(e) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(f) any combination of items (a), (b), (c), (d) or (e);

nor shall additional amounts of interest be paid with respect to any payment of the principal of, premium, if any, or any interest on any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of such jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts of interest had it been the Holder.

The Guarantor or such Subsidiary, as the case may be, will use its commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any taxes so deducted or withheld from each taxing authority imposing such taxes. The Guarantor or such Subsidiary, as the case may be, will, upon request, make available to the holders of the Securities certified copies of tax receipts evidencing such payment by the Guarantor or such Subsidiary or if the same are not obtainable, other evidence of such payments by the Guarantor or such Subsidiary.

(3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(4) the Guarantor or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as an “Issuer” herein, and the Person named as an “Issuer” in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor upon the Securities.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Issuer or the Guarantor and the assumption by any such successor of the covenants of the Issuer or the Guarantor herein and in the Securities or Guarantees or to add another Issuer to this Indenture for future issuances; or

(2) to add to the covenants of the Issuer or of the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

(3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

(6) to add Guarantees to the Securities of any series to which the Guarantees shall not have already been attached; or

(7) to secure the Securities pursuant to Section 1008 or otherwise; or

(8) to establish the form or terms of Securities of any series and the Guarantees thereof, each as permitted by Sections 201 and 301; or

(9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

(10) to reduce the conversion price of the Securities of any series other than pursuant to this Indenture; or

(11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (11) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(12) to make any other change that does not adversely affect the interests of the Holders of the Securities in any material respect; or

(13) to amend this Indenture to conform to the provisions of the Trust Indenture Act as in effect at the time of the execution of such supplemental indenture, or to permit the Trustee to comply with any duties imposed upon it by law; or

(14) to conform the text of this Indenture, the Securities of any series or the Guarantees to any provision of the section “Description of the Notes and the Guarantee” or similarly captioned section of any offering memorandum, prospectus supplement or similar offering document related to Securities of such series to the extent that such provision was intended by the Issuer or the Guarantor to be a verbatim recitation of a provision of this Indenture, the Securities of such series or the Guarantee, which intent shall be evidenced by an Officer’s Certificate delivered to the Trustee.

Section 902. Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor and the Trustee, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Guarantor to pay additional amounts, or reduce the amount of the principal of an Original Issue Discount Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or modify or affect in any manner adverse to the interests of the Holders of Securities of any series the conversion rights of such Securities, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or of any such right of conversion, or

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9), or

(4) modify or affect in any manner adverse to the interests of the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon or any sinking fund payments provided in respect thereof or the obligations of the Guarantor in respect of any rights of conversion of any Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer and the Guarantor, to any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees of the Guarantor may be endorsed thereon and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN

COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of and any premium or interest on the Securities of that series in accordance with the terms of the Securities, and this Indenture.

Section 1002. Maintenance of Office or Agency.

The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served.

The Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Guarantor in respect of Securities of any series, and this Indenture may be served.

The Issuer and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuer or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands to the Issuer or the Guarantor, as the case may be, may be made or served at the Corporate Trust Office of the Trustee, and the Issuer or the Guarantor, as the case may be, hereby appoint the same as its agent to receive such presentations, surrenders, notices and demands.

The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series of the Issuer may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series to which its Guarantee applies may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

If the Issuer or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Issuer or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series or any Guarantees, and upon written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Issuer on its Order, or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

Section 1004. Additional Amounts.

Unless otherwise specified in any Board Resolution of the Issuer or Board Resolutions establishing the terms of Securities of a series or the Guarantees relating thereto in accordance with Section 301, if any deduction or withholding for or on account of any present or future taxes, assessments or other governmental charges of whatever nature imposed by any jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor of principal of or interest on a Security of any series, or by the Guarantor under the Guarantees, the Guarantor will pay to the Holder of a Security such additional amounts as may be necessary in order that the net amounts paid to the Holder of such Security who, with respect to any such tax, assessment, or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided however, that the Guarantor shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment, or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent;

(f) any withholding or deduction imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended from time to time, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (or any law implementing such an intergovernmental agreement), or

(g) any combination of items (a), (b), (c), (d), (e) or (f);

nor shall additional amounts of interest be paid with respect to any payment of the principal of, premium, if any or any interest on any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts of interest had it been the Holder of the Security.

The Guarantor will use its commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any taxes so deducted or withheld from each taxing authority imposing such taxes. The Guarantor will, upon request, make available to the holders of the Securities certified copies of tax receipts evidencing such payment by the Guarantor or if the same are not obtainable, other evidence of such payment by the Guarantor.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any in which any successor Person to the Guarantor is organized or resident for tax purposes, or any political subdivision or taxing authority thereof or therein; provided, further, however, that such payment of additional amounts may be subject to such further exceptions as may be established in the terms of such Securities. Subject to the foregoing provisions, whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

If the terms of the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Issuer will furnish the Trustee and the Issuer’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer’s Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders and the Issuer or the Guarantor, as the case may be, will pay to the Trustee or such Paying Agent or Paying Agents the additional amounts required by this Section. Each of the Issuer and the Guarantor covenant to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any loss, liability or expense reasonably and properly on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

Section 1005. Statement by Officers as to Default.

Each of the Guarantor and the Issuer of Outstanding Securities will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officer’s Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006. Existence.

Subject to Article Eight, the Issuer and the Guarantor each will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer and the Guarantor shall not be required to preserve any such right or franchise if its respective Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1007. Payment of Taxes and Other Claims.

The Issuer and the Guarantor each will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer or the Guarantor or upon the income, profits or property of the Issuer or the Guarantor and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Issuer or the Guarantor; provided, however, that the Issuer or the Guarantor, as the case shall be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1008. Limitation on Liens.

So long as any of the Securities of a particular series of Securities are Outstanding, the Guarantor and the Issuer shall not create or permit to subsist any Lien on the whole or any part of any of their respective Property (whether owned as of the date of this Indenture or thereafter acquired) to secure any present or future indebtedness for borrowed money, without effectively providing that the Outstanding Securities (together with, if the Guarantor so determines, any other indebtedness or obligation of the Guarantor then existing or thereafter created that is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such indebtedness for borrowed money, for so long as such indebtedness for borrowed money shall be so secured. The foregoing restrictions on Liens shall not, however, apply to:

(1) any Lien subsisting on or prior to the date of original issue of such Securities;

(2) any Lien securing indebtedness for borrowed money incurred for the purpose of financing all or any portion of the costs of the acquisition, construction, development, modification or expansion of any Property (including costs such as escalation, interest during construction and financing and refinancing costs), provided that such Lien applies only to the following (or rights or interests therein): (a) the property so acquired, constructed, developed, modified or expanded and any property incidental to the use of such property; (b) any inventories or other products or any revenue or profit of or from such property; and (c) any shares or other ownership interest in, or any indebtedness of, any Person, substantially all of the assets of which consist of such property;

(3) any Lien to secure indebtedness for borrowed money incurred in connection with a specifically identifiable project where the Lien relates to a Property involved in such project, is acquired by the Issuer or the Guarantor after the date of original issue of such Securities and the recourse of the creditors in respect of such indebtedness is limited to (a) such project and Property and any property incidental to the use of such property; (b) any inventories or other products or any revenue or profit of or from such property; and (c) any shares or other ownership interest in, or any indebtedness of, any Person, substantially all of the assets of which consist of such property;

(4) any statutory or contractual right of set-off, including rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Issuer or the Guarantor or in connection with the issuance of letters of credit for the benefit of the Issuer or the Guarantor, any Lien created on compensating credit balances and any Lien created on amounts of a nature similar to such credit balances held in trust, in each case (other than a statutory right of set-off) to the extent required by a financial institution as security for financing provided to the Issuer, the Guarantor or any direct or indirect Subsidiary of the Guarantor;

(5) any Lien securing indebtedness of the Issuer or the Guarantor for borrowed money incurred in connection with the financing of accounts receivable;

(6) any Lien incurred or deposits made in the ordinary course of business not involving borrowed money, including, but not limited to, (a) any mechanics’, materialsmen’s, carriers’, workmen’s, vendors’ or other like Liens, (b) any Liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security, (c) any Liens provided for in equipment leases (including financial statements and undertakings to file financing statements) and (d) any easements, rights-of-way, restrictions and other similar encumbrances and encumbrances consisting of zoning restrictions, leases, subleases, licenses, sublicenses, restrictions on the use of property or defects in title thereto;

(7) any Lien upon specific items of inventory or other goods and proceeds of the Issuer or the Guarantor securing obligations of the Issuer or the Guarantor, as the case may be, in respect of bankers’ acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods;

(8) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds and other obligations of like nature incurred in the ordinary course of business;

(9) any Lien constituted by a right of set off or right over a margin call account or any form of cash or cash collateral or any similar arrangement for obligations incurred in respect of the hedging or management of risks under transactions involving any currency or interest rate swap, cap or collar arrangements, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind;

(10) any Lien arising out of title retention or like provisions in connection with the purchase of goods and equipment in the ordinary course of business;

(11) any Lien securing reimbursement obligations under letters of credit, guaranties and other forms of credit enhancement given in connection with the purchase of goods and equipment in the ordinary course of business;

(12) Liens in favor of the Guarantor or any Subsidiary of the Guarantor;

(13) any Lien over any Property which is acquired by the Issuer or the Guarantor subject to such Lien, provided such Lien was not created in anticipation of such acquisition;

(14) any Lien required by any contract or applicable laws, rules, regulations, or statutes in order to permit the Issuer or the Guarantor to perform any contract or subcontract made by it with or at the request of a governmental entity or any department, agency or instrumentality thereof, or to secure partial, progress, advance or any other payments by the Issuer or the Guarantor, as the case may be, to such governmental unit pursuant to the provisions of any contract or applicable laws, rules, regulations, or statutes;

(15) any Lien securing industrial revenue, development, first mortgage bonds issued to secure other bonds, or similar bonds issued by or for the benefit of the Issuer or the Guarantor;

(16) any Lien securing liabilities under ECGD agreements (or similar forms of credit) over sums due under any contract for the purchase, supply or installation of plant and/or machinery;

(17) any Lien securing taxes or assessments or other applicable governmental charges or levies;

(18) any Lien which arises pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of such Lien arising pursuant to such legal process is effectively stayed and the claims secured thereby are being contested in good faith and, if appropriate, by appropriate legal proceedings, or any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs and/or other expenses;

(19) any Lien arising by operation of law or by order of a court or tribunal or any Lien arising by an agreement of similar effect, including but not limited to judgment Liens; and

(20) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses, for amounts not exceeding the principal amount of the indebtedness for borrowed money secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same Property that were covered by the Lien extended, renewed or replaced (plus improvements on such Property).

Notwithstanding the foregoing, the Issuer and the Guarantor may create or permit to subsist Liens over any of their respective Property, so long as the aggregate amount of indebtedness for borrowed money secured by all such Liens (excluding therefrom the amount of indebtedness secured by Liens set forth in clauses (1) through (20), inclusive, above) does not exceed 15% of the Consolidated Shareholders’ Funds of the Guarantor.

Nothing herein shall restrict the ability of any Subsidiaries of the Guarantor (other than the Issuer) to incur indebtedness.

Section 1009. Limitation on Sale and Lease-Back Transactions.

So long as any of the Securities are Outstanding, the Guarantor and the Issuer shall not enter into any arrangement with any Person (not including the Guarantor or any Subsidiary), or to which any such Person is a party, providing for the leasing by the Guarantor or the Issuer for a period including renewals in excess of three years of any Property which has been owned by the Guarantor or the Issuer for more than 270 days and which has been or is to be sold or transferred by the Guarantor or the Issuer to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Property (herein referred to as a “sale and leaseback transaction”) unless:

(1) the Guarantor or the Issuer could create indebtedness secured by a Lien pursuant to Section 1008 on the Property to be leased back in an amount equal to the indebtedness attributable to such sale and leaseback transaction without equally and ratably securing the Securities; or

(2) the Guarantor or the Issuer, within one year after the sale or transfer shall have been made by the Guarantor or the Issuer, applies an amount equal to the greater of (i) the net proceeds of the sale of the Property sold and leased back pursuant to such arrangement and (ii) the fair market value of the Property so sold and leased back at the time of entering into such arrangement (as determined by any two directors of the Guarantor) to (A) the retirement of any indebtedness for money borrowed, incurred or assumed by the Guarantor or the Issuer or (B) investment in any Property of the Guarantor or the Issuer.

Nothing herein shall restrict the ability of any Subsidiaries of the Guarantor (other than the Issuer) to enter into sale and leaseback transactions.

Section 1010. Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 301 for Securities of the series, the Issuer and the Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(23), 901(2) or 901(8) for the benefit of the Holders of Securities of such series or in either of Sections 1004, 1008 and 1009 or any term, provision or condition set forth in an indenture supplemental hereto, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. The Issuer shall provide the Trustee with written notification of any waiver of covenants.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

The election of the Issuer to redeem any Securities of any series or issuance shall be evidenced by a Board Resolution of the Issuer. In case of any redemption at the election of the Issuer of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture the Issuer shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

Section 1103. Selection of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date, from the Outstanding Securities of such series not previously called for redemption in the case where the Securities are held in certificated form, by lot, and in the case where the Securities are held in global form, in accordance with the applicable procedures of the Depositary, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence, and the Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amounts thereof to be redeemed.

The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 106 to each Holder of Securities to be redeemed not less than 10 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price, or if not ascertainable, the manner of calculation thereof plus accrued interest, if any,

(3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

(4) that on the Redemption Date the Redemption Price, plus accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5) the place or places where each such Security, is to be surrendered for payment of the Redemption Price, plus accrued interest, if any,

(6) that the redemption is for a sinking fund, if such is the case,

(7) the current conversion price and the date on which the right to convert such Securities or portions thereof will expire, and

(8) the CUSIP number or numbers, if any, with respect to such Securities.

Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name and at the expense of the Issuer and shall be irrevocable.

Section 1105. Deposit of Redemption Price.

Prior to 10:00 am New York City time on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed (other than those theretofore surrendered for conversion) on that date.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, unless otherwise specified as contemplated by Section 301, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108. Optional Redemption Due to Changes in Tax Treatment.

Each series of Securities contained in one or more particular issues may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date) at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities) if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated (or, in the case of a successor Person to the Guarantor, of the jurisdiction in which such successor Person is organized or resident for tax purposes or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after the date specified for such series pursuant to the terms of the Security (or in the case of a successor Person to the Guarantor, the issue date on which such successor Person became such pursuant to Sections 801 and 802 or in the case of an assumption by the Guarantor or its Subsidiary of obligations of the Issuer under the Securities pursuant to Section 803, the date of such assumption), (i) the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, as the case may be, on the next succeeding Interest Payment Date as described in Section 206 or Section 1004 or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal, premium, if any, or interest and, in each case, the payment of such additional amounts in the case of (i) above or such deductions or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Issuer or the Guarantor (or such Subsidiary) will deliver to the Trustee an Officer’s Certificate, stating that the Issuer or the Guarantor (or such Subsidiary) is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Issuer or the Guarantor (or such Subsidiary) to redeem such Securities pursuant to this Section have been satisfied.

Further, if, pursuant to Section 801(3)(a) of this Indenture, a Person into which the Guarantor is merged or to whom the Guarantor has conveyed, transferred or leased its properties or assets substantially as an entirety has been or would be required to pay any additional amounts as therein provided, each series of Securities may be redeemed at the option of such Person in whole, but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date), at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities). Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, such Person shall deliver to the Trustee an Officer’s Certificate, stating that such Person is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of such Person to redeem such Securities pursuant to this Section have been satisfied.

ARTICLE TWELVE

SINKING FUNDS

Section 1201. Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that the Securities to be credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any Securities, the Issuer will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 50 days prior to each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Option of Issuer or Guarantor to Effect Defeasance or Covenant Defeasance.

The Issuer or the Guarantor may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Outstanding Securities or any series of Outstanding Securities of the Issuer or the Guarantor, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution, as the case may be, or in another manner specified as contemplated by Section 301 for such Securities.

Section 1302. Defeasance and Discharge.

Upon the Issuer’s or the Guarantor’s exercise of its option (if any) to have this Section applied to any Outstanding Securities or any series of Outstanding Securities, as the case may be, the Issuer or the Guarantor shall be deemed to have been discharged from their obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all their other respective obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Issuer’s and the Guarantor’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer or the Guarantor may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

Section 1303. Covenant Defeasance.

Upon the Issuer’s or the Guarantor’s exercise of its option (if any) to have this Section applied to any Outstanding Securities or any series of Outstanding Securities, (1) the Issuer and the Guarantor, as the case may be, shall be released from its obligations under Section 801, Sections 1008 and 1009, inclusive, and any covenants provided pursuant to Sections 301 or 901 for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to any obligation referred to in Clause (1) of this Section 1303) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to the application of Section 1302 or Section 1303 to any Outstanding Securities or any Outstanding series of Securities:

(1) The Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(2) In the event of an election to have Section 1302 apply to any Outstanding Securities or any series of Outstanding Securities, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(3) In the event of an election to have Section 1303 apply to any Securities Outstanding or any series of Outstanding Securities, as the case may be, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(4) The Issuer or the Guarantor shall have delivered to the Trustee an Officer’s Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

(5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

(7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or the Guarantor are a party or by which they are bound.

(8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

(9) The Issuer or the Guarantor shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Issuer or the Guarantor acting as their own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Issuer or the Guarantor, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer or the Guarantor from time to time upon the Issuer’s or the Guarantor’s request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 1306. Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Issuer or the Guarantor has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on their respective behalf, all as of the day and year first above written.

CRH AMERICA FINANCE, INC.

By:
Name:
Title:

CRH PLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Attest:

By:
Name: